Exhibit 10(viii)




                 CHANGE IN CONTROL AND NON-COMPETITION AGREEMENT



     THIS AGREEMENT is made effective as of April 19, 2003 by and among Harbor Federal Savings Bank (the "Bank"), Harbor Florida Bancshares, Inc. ("Bancshares" or the "Holding Company") and J. Hal Roberts (the "Executive").

     WHEREAS, the Bank recognizes the substantial contribution Executive makes to the Bank and wishes to protect Executive's position therewith for the period provided in this Agreement: and

     WHEREAS, the Executive acknowledges that he will become familiar with confidential and proprietary information of the Bank and Bancshares in the course of his employment duties: and

     WHEREAS, the Executive has been elected to, and has agreed to serve in the position of Executive Vice President for the Bank, a position of substantial responsibility: and

     WHEREAS, the Executive acknowledges this agreement will supercede and render null and void any and all previously executed Change of Control Agreements.

     NOW, THEREFORE, in consideration of the contribution and responsibilities of Executive, and upon the other terms and conditions hereinafter provided, the parties hereto agree as follows:

1.   GENERAL.
     --------

     Employee is, except as described in Section 4, an employee at will and serves at the pleasure of the Chief Executive Officer and the Board of Directors of the Bank (the "Board").

2.   TERM OF AGREEMENT.
     ------------------

     The term of this Agreement shall commence as of the date first above written and shall continue for a period of three (3) years thereafter. Commencing on or before the first anniversary date of this Agreement and continuing each year thereafter, the Board may extend this Agreement for an additional year. The Board will review the Agreement and the Executive's performance annually for purposes of determining whether to extend the Agreement, and the results thereof shall be included in the minutes of the Board's meeting.

3.   PAYMENTS TO EXECUTIVE UPON CHANGE IN CONTROL.
     ---------------------------------------------

     (a) Upon the occurrence of a Change in Control (as herein defined) of the Bank, or Bancshares, followed at any time within one (1) year of a Change in Control, and during the term of this Agreement, by the voluntary or involuntary termination of Executive's employment, other than for Cause as defined in
Section 3(c) hereof, the provisions of Section 4 shall apply. Upon the occurrence of a Change in Control, Executive shall have the right to elect to voluntarily terminate his employment at any time during the term of this Agreement following any demotion, loss of title, office or significant authority, reduction in his annual compensation, or relocation of his principal place of employment by more than 50 miles from its location immediately prior to the Change in Control.

     (b) For purposes of this Agreement, a "Change in Control" of the Bank or the Holding Company shall mean (a) merger or consolidation where the Bank or the Holding Company is not the consolidated or surviving association, (b) transfer of all or substantially all of the assets of the Bank or the Holding Company,
(c) voluntary or involuntary  dissolution of the Bank or the Holding  Company or
(d) change in control as defined under the Change in Bank Control Act of 1978. The surviving or resulting association, the transferee of Bank's or the Holding Company's assets or the control person shall be bound by and have the benefit of the provisions of the Agreement and the Bank or the Holding Company shall take all actions necessary to insure that such association, transferee or control person is bound by the provisions of this Agreement.

     (c) Executive shall not have the right to receive termination benefits pursuant to Section 4 hereof upon Termination for Cause. The term "Termination for Cause" shall mean termination because of the Executive's personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any material provision of this Agreement. In determining incompetence, the acts or omissions shall be measured against standards generally prevailing in the banking industry. Notwithstanding the foregoing, Executive shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the Board of Directors of the Bank at a meeting of the Board called and held for that purpose (after reasonable notice to the Executive and an opportunity for him, together with counsel, to be heard before the Board at such meeting and which such meeting shall be held not more than 30 days from the date of notice during which period Executive may be suspended with pay), finding that in the good faith opinion of the Board, the Executive was guilty of conduct justifying Termination for Cause.

4.   TERMINATION BENEFITS.
     ---------------------

     (a) Upon the occurrence of a Change of Control, followed at any time during the term of this Agreement by the voluntary or involuntary termination of the Executive's employment, other than for Termination for Cause, the Bank and the company shall pay the Executive, or in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, as severance pay or liquidated damages, or both, a sum equal to three times his then current annual base salary. At the election of the Executive such payment may be made in a lump sum or paid in equal monthly installments during the thirty-six (36) months following the Executive's termination. In the event that no election is made, payment to the Executive will be in equal monthly installments.


     (b) Upon the occurrence of a Change of Control of the Bank or the Holding Company followed at any time during the term of this Agreement by the Executive's voluntary or involuntary termination of employment, other than for Termination for Cause, the Bank shall cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Bank for the Executive prior to his severance, except to the extent such coverage may be changed in its application to all Bank employees. Such coverage and payments shall cease upon the earlier of the expiration of twelve (12) months or the Executive obtaining other coverage.

     (c) At the effective date of this Agreement, and annually on each anniversary, Executive shall make the election referred to in Section 4(a) hereof with respect to whether the amounts payable under said Section 4(a) shall be paid in a lump sum or on a monthly basis. Such election shall be irrevocable for the year for which such election is made and shall continue in effect until the executive has made his next annual election.


     (d) Notwithstanding the preceding paragraphs of this Section 4, in no event shall the aggregate payments or benefits to be made or afforded to Executive under said paragraphs (the "Termination Benefits") constitute an "excess parachute payment" under Section 280G of the code or any successor thereto, and in order to avoid such a result Termination Benefits will be reduced, if necessary, to an amount (the "Non-Triggering Amount"), the value of which is one dollar ($1.00) less than an amount equal to three (3) times Executive's "base amount", as determined in accordance with said Section 280G. The allocation of the reduction required hereby among the Termination Benefits provided by the preceding paragraphs of this Section 4 shall be determined by the Executive.

5.   NOTICE OF TERMINATION.
     ----------------------

     (a) Any purported termination by the Bank or by Executive shall be communicated by Notice of Termination to the other parties thereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

     (b) "Date of Termination" shall mean the date specified in the Notice of Termination which, in the instance of Termination for Cause, shall be immediate.

6.   SOURCE OF PAYMENTS.
     -------------------

     It is intended by the parties hereto that all payments provided in this Agreement shall be paid in cash or check from the general funds of the Bank. The Holding Company, however, guarantees payment and provision of all amounts and benefits due hereunder to the Executive, and if such amounts and benefits due from the Bank are not timely paid or provided by the Bank, such amounts and benefits shall be paid or provided by the Holding Company.


7.   NON-COMPETITION AND CONFIDENTIAL INFORMATION.
     ---------------------------------------------


     (a) During the term of this Agreement, and for three (3) years after the date the Executive is terminated by the Bank or Bancshares, whether voluntarily or involuntarily, with or without cause, the Executive shall not compete directly or indirectly in the Florida counties of St. Lucie, Martin, Indian River, Brevard, Volusia or Okeechobee (collectively, the "Counties") with any business then being conducted by the Bank or Bancshares without their prior written consent. The term "compete" means rendering any service by the Executive, whether as an employee, director, consultant, independent contractor, partner, co-venturer or investor (excluding any interest of the Executive through investment of up to an aggregate of 10% in the equity or debt securities or equivalent partnership interest of any person required to register under
Section 12(g) of the securities Exchange Act of 1934) to or on behalf of any organization, including but not limited to any commercial bank, savings bank, savings and loan association, credit union, mortgage banking company, insurance company or brokerage firm, conducting any business then competitive to that of the Bank or Bancshares in the Counties.

     (b) The Executive acknowledges that during his employment he has learned, will learn and will have access to confidential information regarding Bancshares or the Bank and its customers and business. The Executive agrees and covenants not to disclose or use for his own benefit or the benefit of any person or entity with which he may be associated any confidential information unless or until the Bank or Bancshares consents to such disclosure or use of such information becomes common knowledge in the industry or otherwise legally in the public domain.


8.   MODIFICATION AND WAIVER.
     ------------------------

     (a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

     (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition for the future or as to any act other than that specifically waived.

9.   REQUIRED REGULATORY PROVISIONS.
     -------------------------------

     (a) The Board of Directors may terminate the Executive's employment at any time, but any termination by the Board of Directors, other than Termination for Cause, shall not prejudice the Executive's right to compensation or other benefits under this Agreement. The Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause as defined in Section 3 hereinabove.

     (b) If the Executive is suspended from office and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under
Section 8(e)(3) (12) U.S.C.  ss.  1818(e)(3)) or 8(g) (12 U.S.C. ss. 1818(g)) of
the Federal Deposit Insurance Act, as amended by the financial Institutions Reform, Recovery and Enforcement Act of 1989, the Bank's obligations under this contract shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Executive all or part of the compensation withheld while their contract obligations were suspended and (ii) reinstate (in whole or in part) any of the obligations which were suspended.

     (c) If the Executive is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under
Section  8(e) (12 U.S.C.  ss.  1818(e)) or 8(g) (12 U.S.C.  ss.  1818(g)) of the
Federal Deposit Insurance Act, as mended by the financial Institutions Reform, Recovery and Enforcement Act of 1989, all obligations of the Bank under this contract shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

     (d) If the Bank is in default as defined in section 3(x) (12 U.S.C.ss.1813(x)(1)) of the Federal Deposit Insurance Act, as mended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989, all obligations of the Bank under this contract shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

     (e) All obligations under this contract shall be terminated, except to the extent determined that continuation of the contract is necessary for the continued operation of the institution: (i) by the Director of the Office of Thrift Supervision (or his or her designee) at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the Federal Deposit Insurance Act; or (ii) by the Director of the Office of Thrift Supervision (or his or her designee) at the time the Director (or his or her designee) approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

10.  REINSTATEMENT OF BENEFITS UNDER SECTION 9(b).
     ---------------------------------------------

     In the event the Executive is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice described in section 9(b) hereof (the "Notice") during the terms of this Agreement and a Change in control, as defined herein, occurs, the Bank will assume its obligation to pay and the Executive will be entitled to receive all of the termination benefits provided for under Section 4 of this Agreement upon the Bank's receipt of a dismissal of charges in the Notice.


11.  SEVERABILITY.
     -------------

     If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.

12.  HEADINGS FOR REFERENCE ONLY.
     ----------------------------

     The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

13.  GOVERNING LAW.
     --------------

     The  validity,   interpretation,   performance,  and  enforcement  of  this
Agreement shall be governed by Florida law.

14.  ARBITRATION.
     ------------

     Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that the Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

15.  PAYMENT OF COSTS AND LEGAL FEES.
     --------------------------------

     All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to this Agreement shall be paid or reimbursed by the Bank (which payments are guaranteed by the Company pursuant to Section 6 hereof) if Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement.


16.  SIGNATURES:
     -----------

     IN  WITNESS  WHEREOF,  Harbor  Federal  Savings  Bank  and  Harbor  Florida
Bancshares, Inc. each has caused this Agreement to be executed by its duly authorized officers, and Executive has signed this Agreement, as of the 19th day of April, 2003.


ATTEST:                                     HARBOR FEDERAL SAVINGS BANK


            /s/                                            /s/
_____________________________               BY: ________________________________
Robin Moorman                                   Michael J. Brown, Sr.

ATTEST:                                     HARBOR FLORIDA BANCSHARES, INC.


            /s/                                            /s/
______________________________              BY: ________________________________
Robin Moorman                                   Michael J. Brown, Sr.

WITNESS:


            /s/                                            /s/
------------------------------              ------------------------------------
Robin Moorman                                   J. Hal Roberts
                                                Executive